                                                        Exhibit 99.B(n)(1)(A)(i)

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                    AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18F-3

                                       FOR

                               ING INVESTORS TRUST

                                                                                      CLASSES
                                                                                      -------
SERIES                                                             ADVISER   INSTITUTIONAL   SERVICE    SERVICE 2
------                                                             -------   -------------   -------    ---------
ING AllianceBernstein Mid Cap Growth Portfolio                        X            X            X           X
ING American Funds Growth Portfolio                                            No class designation
ING American Funds Growth-Income Portfolio                                     No class designation
ING American Funds International Portfolio                                     No class designation
ING Capital Guardian Small/Mid Cap Portfolio                          X            X            X           X
ING Capital Guardian U.S. Equities Portfolio                          X            X            X           X
ING Disciplined Small Cap Value Portfolio                             X            X            X           X
ING Eagle Asset Capital Appreciation Portfolio                        X            X            X           X
ING EquitiesPlus Portfolio                                            X            X            X           X
ING Evergreen Health Sciences Portfolio                               X            X            X           X
ING Evergreen Omega Portfolio                                         X            X            X           X
ING FMR(SM) Diversified Mid Cap Portfolio                             X            X            X           X
ING FMR(SM) Earnings Growth Portfolio                                 X            X            X           X
ING FMR(SM) Equity Income Portfolio                                   X            X            X           X
ING FMR(SM) Mid Cap Growth Portfolio                                  X            X            X           X
ING FMR(SM) Small Cap Equity Portfolio                                X            X            X           X
ING Franklin Income Portfolio                                         X            X            X           X
ING Global Real Estate Portfolio                                      X            X            X           X
ING Global Resources Portfolio                                        X            X            X           X
ING Global Technology Portfolio                                       X            X            X           X
ING International Portfolio                                           X            X            X           X
ING Janus Contrarian Portfolio                                        X            X            X           X
ING JPMorgan Emerging Markets Equity Portfolio                        X            X            X           X
ING JPMorgan Small Cap Equity Portfolio                               X            X            X           X
ING JPMorgan Value Opportunities Portfolio                            X            X            X           X
ING Julius Baer Foreign Portfolio                                     X            X            X           X
ING Legg Mason Partners All Cap Portfolio                             X            X            X           X
ING Legg Mason Value Portfolio                                        X            X            X           X
ING LifeStyle Aggressive Growth Portfolio                             X            X            X           X
ING LifeStyle Growth Portfolio                                        X            X            X           X
ING LifeStyle Moderate Growth Portfolio                               X            X            X           X
ING LifeStyle Moderate Portfolio                                      X            X            X           X

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

                                                                                      CLASSES
                                                                                      -------
SERIES                                                             ADVISER   INSTITUTIONAL   SERVICE    SERVICE 2
------                                                             -------   -------------   -------    ---------
ING Limited Maturity Bond Portfolio                                   X            X            X           X
ING Liquid Assets Portfolio                                                        X            X           X
ING Lord Abbett Affiliated Portfolio                                  X            X            X           X
ING MarketPro Portfolio                                               X            X            X           X
ING MarketStyle Growth Portfolio                                      X            X            X           X
ING MarketStyle Moderate Growth Portfolio                             X            X            X           X
ING MarketStyle Moderate Portfolio                                    X            X            X           X
ING Marsico Growth Portfolio                                          X            X            X           X
ING Marsico International Opportunities Portfolio                     X            X            X           X
ING Mercury Large Cap Growth Portfolio                                X            X            X           X
ING Mercury Large Cap Value Portfolio                                 X            X            X           X
ING MFS Total Return Portfolio                                        X            X            X           X
ING MFS Utilities Portfolio                                           X            X            X           X
ING Oppenheimer Main Street Portfolio(R)                              X            X            X           X
ING PIMCO Core Bond Portfolio                                         X            X            X           X
ING PIMCO High Yield Portfolio                                        X            X            X           X
ING Pioneer Equity Income Portfolio                                   X            X            X           X
ING Pioneer Fund Portfolio                                            X            X            X           X
ING Pioneer Mid Cap Value Portfolio                                   X            X            X           X
ING Stock Index Portfolio                                                          X
ING T. Rowe Price Capital Appreciation Portfolio                      X            X            X           X
ING T. Rowe Price Equity Income Portfolio                             X            X            X           X
ING Templeton Global Growth Portfolio                                 X            X            X           X
ING UBS U.S. Allocation Portfolio                                     X            X            X           X
ING Van Kampen Equity Growth Portfolio                                X            X            X           X
ING Van Kampen Global Franchise Portfolio                             X            X            X           X
ING Van Kampen Growth and Income Portfolio                            X            X            X           X
ING Van Kampen Real Estate Portfolio                                  X            X            X           X
ING VP Index Plus International Equity Portfolio                      X            X            X           X
ING Wells Fargo Mid Cap Disciplined Portfolio                         X            X            X           X
ING Wells Fargo Small Cap Disciplined Portfolio                       X            X            X           X

Effective Date:  July 17, 2006

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